John Hancock Funds II

Supplement dated June 1, 2010

to the Prospectus dated December 31, 2009

Value Fund

Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management, Inc.’s retail asset management business, which includes the management of the Value Fund.  In connection with the transaction, the Board approved a new subadvisory agreement for the fund with Invesco Advisers, Inc., an affiliate of Invesco Ltd., that became effective June 1, 2010.  The portfolio managers who currently manage the Value Fund will continue to manage the fund as employees of Invesco Advisers, Inc.